180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Securities (2) -
51.5% of net assets at value

Privately Held Securities (Illiquid) -
22.0% of net assets at value

AgBiome, LLC (3)(4)		Fertilizers & Agricultural Chemicals
Develops agricultural products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(H) (L3)		2,000,000	$2,000,000	$9,563,930
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(H) (L3)		417,392	521,740	1,997,177
Series B Convertible Preferred Units (acquired 8/7/15)	(H) (L3)		160,526	500,006	780,858
				3,021,746	12,341,965

AutoTech Ventures Management I, LLC (3)(4)(5)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	0	225,000

D-Wave Systems, Inc. (3)(4)(6)(7)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Class A Convertible Preferred Stock (acquired 4/14/20)	(H) (L3)		1,025,045.6	1,238,050	4,723,626

Fleet Health Alliance, LLC (3)(4)(7)		Health Care Technology
Develops software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(I) (L3)		$225,000	225,000	0

Magnolia Neurosciences Corporation (3)(4)(7)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	862,872	879,952

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Securities (2) -
51.5% of net assets at value (cont.)

Privately Held Securities (Illiquid) -
22.0% of net assets at value (cont.)

Nanosys, Inc. (3)(4)(7)(8)		Specialty Chemicals
Develops inorganic nanowires and quantum dots for use in LED-backlit devices
Series A-1 Convertible Preferred Stock (acquired 5/22/21)	(H) (L3)		496,572	$496,573	$711,021
Series A-2 Convertible Preferred Stock (acquired 5/22/21)	(H) (L3)		2,232,001	4,500,003	2,897,302
				4,996,576	3,608,323

Phylagen, Inc. (3)(4)(7)		Research & Consulting Services
Develops technology to improve human health and business productivity
Series A Convertible Preferred Stock (acquired 11/14/18)	(M) (L3)		548,031	233,845	630,514

Ravenna Pharmaceuticals, Inc. (3)(4)(7)(9)(10)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20-8/26/21)	(M) (L3)		2,785,274	108,258	67,613

Seaport Diagnostics, Inc. (3)(4)(7)(11)		Health Care Technology
Develops diagnostic and genetic tests
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(I) (L3)		1,195,315	500,000	443,811
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(I) (L3)		1,364,666	1,500,000	612,965
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(I) (L3)		176,386	200,002	97,675
				2,200,002	1,154,451

Total Unaffiliated Privately Held Securities (cost: $12,886,349)					$23,631,444

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Securities (2) -
51.5% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities -
29.5% of net assets at value

Armstrong Flooring, Inc. (4)		Building Products
Produces flooring products
Common Stock (acquired 12/22/20-9/21/21)	(M) (L1)		562,420	$2,590,523	$1,760,375

Alta Equipment Group, Inc. (4)		Trading Companies & Distributors
Operates as an industrial and construction equipment company
Common Stock (acquired 2/14/20-8/6/21)	(M) (L1)		491,845	3,791,791	6,753,032

Enzo Biochem, Inc. (4)		Health Care Services
Develops health care products and provides diagnostic services
Common Stock (acquired 1/13/21-2/23/21)	(M) (L1)		337,842	1,026,264	1,195,961

Everspin Technologies, Inc. (4)		Semiconductors
Develops magnetic random access memory products
Common Stock (acquired 1/6/21-5/17/21)	(M) (L1)		330,347	1,839,474	2,140,649

Lantronix, Inc. (4)		Communications Equipment
Provides secure data access and management solutions
Common Stock (acquired 9/18/18-5/26/21)	(M) (L1)		418,243	1,538,167	2,434,174

PFSweb, Inc. (4)		IT Consulting & Other Services
Provides management services for ecommerce
Common Stock (acquired 3/19/21-6/30/21)	(M) (L1)		162,016	1,198,424	2,090,006

comScore, Inc. (4)		Advertising
Provides technology and services that measure audiences, brands and consumer behavior.
Common Stock (acquired 3/15/21-9/30/21)	(M) (L1)		1,056,425	3,639,448	4,120,058

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Securities (2) -
51.5% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities -
29.5% of net assets at value (cont.)

Quantum Corporation (4)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock (acquired 2/4/19-9/22/21)	(M) (L1)		1,565,475	$5,461,552	$8,109,161

Zymergen, Inc. (3)(4)(7)(12)		Specialty Chemicals
Provides biomanufacturing technology and services
Common Stock (acquired 5/17/21)	(M) (L3)		10,735	360,615	141,380

Miscellaneous Common Stocks (13)	(M) (L1)			2,868,706	3,003,341

Total Unaffiliated Publicly Traded Securities (cost: $24,314,964)					$31,748,137

Total Investments in Unaffiliated Securities (cost: $37,201,313)					$55,379,581

Investments in Non-Controlled Affiliated Securities (2) -
33.3% of net assets at value

Privately Held Securities (Illiquid) -
5.6% of net assets at value

EchoPixel, Inc. (3)(4)(7)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$910,845
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	324,545
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	381,724
				2,100,000	1,617,114

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Securities (2) -
33.3% of net assets at value (cont.)

Privately Held Securities (Illiquid) -
5.6% of net assets at value (cont.)

Essential Health Solutions, Inc. (3)(4)(7)		Health Care Technology
Develops software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$0
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	24,532
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	1,214
				2,800,020	25,746

HALE.life Corporation (3)(4)(7)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	10	30,491
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	566,473
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	677,455
				4,396,930	1,274,419

TARA Biosystems, Inc. (3)(4)(7)		Life Sciences Tools & Services
Develops human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	20	559,202
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,460,595
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	78,331
				2,645,513	3,098,128

Total Non-Controlled Affiliated Privately Held Securities (cost: $11,942,463)					$6,015,407

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Securities (2) -
33.3% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Securities -
27.7% of net assets at value

Potbelly Corporation (4)(14)		Restaurants
Operates a chain of sandwich shops
Common Stock (acquired 6/24/19-7/19/21)	(M) (L1)		1,275,574	$5,302,960	$8,648,392

Synalloy Corporation (4)(14)		Steel
Manufactures metals and chemicals
Common Stock (acquired 12/7/20-5/25/21)	(M) (L1)		323,138	2,795,173	3,551,287

Synchronoss Technologies, Inc. (4)(14)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Common Stock (acquired 7/17/20-9/30/21)	(M) (L1)		3,768,509	10,104,224	9,044,422

TheMaven, Inc. (4)(14)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Series H Convertible Preferred Stock (acquired 6/27/19) (15)	(M) (L3)		1,320	2,000,000	2,220,511
Common Stock (acquired 12/18/20)	(M) (L3)		11,429,000	6,000,000	6,343,095
				8,000,000	8,563,606

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $26,202,357)					$29,807,707

Total Investments in Non-Controlled Affiliated Securities (cost: $38,144,820)					$35,823,114

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Controlled Affiliated Privately Held Securities (2) -
6.0% of net assets at value

LS180 Acquisition Holdings, LLC (3)(4)		Specialized Finance
Holding company for Special Purpose Acquisition Company (SPAC) interests
Common Units (acquired 4/13/21)	(M) (L3)		1,300,000	$13,000	$13,000
Unsecured Promissory Note, 0% (acquired 5/10/21, maturing 12/31/21)	(M) (L3)		$50,000	50,000	50,000
Unsecured Promissory Note, 0% (acquired 9/7/21, maturing 12/31/21)	(M) (L3)		$50,000	50,000	50,000
				113,000	113,000

Parabellum Acquisition Holdings, LLC (3)(4)		Specialized Finance
Holding company for Special Purpose Acquisition Company (SPAC) interests
Common Units (acquired 4/22/21)	(M) (L3)		693,151	2,717,646	6,337,692

Total Controlled Affiliated Privately Held Securities (cost: $2,830,646)					$6,450,692

Total Investments in Privately Held Securities and Publicly Traded Securities (cost: $78,176,779)					$97,653,387

Derivatives -
0.4% of net assets at value

Unaffiliated Derivatives (2) -
0.1% of net assets at value

Magnolia Neurosciences Corporation (3)(4)(7)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Warrants for the Purchase of Common Stock expiring 8/3/28 (acquired 8/26/21)	(I) (L3)		138,059	$112,854	$112,957

NanoTerra, Inc. (3)(4)(10)		Research & Consulting Services
Develops surface chemistry and nano-manufacturing solutions
Warrants for the Purchase of Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		47,508	35,403	0

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Derivatives -
0.4% of net assets at value (cont.)

Unaffiliated Derivatives (2) -
0.1% of net assets at value (cont.)

OpGen, Inc. (4)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		62	$785	$1

Total Unaffiliated Derivatives (cost: $149,042)					$112,958

Non-Controlled Affiliated Derivatives (2) -
0.3% of net assets at value

Potbelly Corporation (4)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	224,849	280,295

Total Non-Controlled Affiliated Derivatives (cost: $224,849)					$280,295

Total Derivatives (cost: $373,891)					$393,253

Total Investments (cost: $78,550,670)					$98,046,640

Other Financial Instruments (16) -

Unaffiliated Rights to Payments (Illiquid) (2) -
6.3% of net assets at value
		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11) (3)(4)(7)(17)	(I) (L3)		$548,998	$548,998	$409,418

		Pharmaceuticals
Rights to Milestone Payments from Acquisition of Petra Pharma Corporation (acquired 5/14/20-8/26/21) (3)(4)(7)(18)	(I) (L3)		$6,320,438	6,320,438	6,402,830

Total Unaffiliated Rights to Payments (cost: $6,869,436)					$6,812,248

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Total Investments in Privately Held Securities and Publicly Traded Securities and Derivatives and Other Financial Instruments (cost: $85,420,106)	$104,858,888

OTHER ASSETS (INCLUDING CASH) MINUS LIABILITIES	$2,694,374

NET ASSETS (equivalent to $10.37 per share based on 10,373,820 shares of common stock outstanding)	$107,553,262

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021
(UNAUDITED)
Notes to Consolidated Schedule of Investments

(1)See Note 1. Investment Valuations Procedures.
(2)Investments in unaffiliated securities consist of investments in which the Company owns less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated securities consist of investments in which the Company owns five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where the Company controls one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated securities consist of investments in which the Company owns 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)The Company is subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $43,164,128, or 40.1 percent of net assets.
(4)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(5)The Company received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(6)The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock. On April 14, 2020, D-Wave Systems, Inc. reorganized as a subsidiary of a new company, DWSI Holdings, Inc. ("DWSI"). As part of the reorganization, all of the outstanding stock of D-Wave Systems, Inc., was consolidated into a single class of preferred stock of DWSI on a one-for-one basis. DWSI then completed a 1-for-5 reverse stock split. In January 2021, D-Wave Systems completed an amalgamation of the reorganized business and changed its corporate name back to D-Wave Systems, Inc. The company is located and doing business primarily in Canada.

(7)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(8)The Company invested in Nanosys, Inc. in rounds of financing that occurred in 2003, 2004 and 2005. In May 2021, Nanosys completed a restructuring of its capitalization table that resulted in shares of Series C and Series D Preferred Stock being converted into shares of Series A-2 Preferred Stock and Series E Preferred Stock being converted into shares of Series A-1 Preferred Stock. The date of acquisition listed reflects the date of this conversion rather than the date of our investment in the company.
(9)The Company received shares of Ravenna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(10)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(11)ORIG3N, Inc., changed its name to Seaport Diagnostics, Inc. in April 2021.
(12)The Company received shares of Zymergen, Inc., as consideration from its acquisition of Lodo Therapeutics Corporation.
The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2021
(UNAUDITED)
(13)The identities of these securities have been concealed to protect the Company while it completes a purchase or selling program for these securities.
(14)The Company is the Investment Manager of a separately managed account ("SMA") that owns shares of these portfolio companies. Under our investment management agreement for this SMA, the Company has the right to control the votes of the securities held by the SMA. The Company has voting ownership between 5 percent and 25 percent in these companies when the shares held by us and our SMA are aggregated.
(15)The Company's shares of Series H Preferred Stock of TheMaven, Inc. ("MVEN") are convertible into 4,000,920 shares of common stock at the discretion of the Company, subject to its as-converted ownership not exceeding 9.99 percent of the outstanding voting securities of MVEN.
(16)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
(17)If all the remaining milestones are met, the Company would receive $4,141,910. There can be no assurance as to how much of these amounts the Company will ultimately realize or when they will be realized, if at all.
(18)If all the remaining milestones are met, the Company would receive $86,856,147. There can be no assurance as to how much of these amounts the Company will ultimately realize or when they will be realized, if at all.

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

NOTE 2. FAIR VALUE OF INVESTMENTS

At September 30, 2021, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	September 30, 2021
Privately Held Securities:
Preferred Stock	$0	$0	$28,763,331	$28,763,331
Bridge Notes	0	0	101,214	101,214
Common Stock	0	0	7,007,998	7,007,998
Warrants	0	0	112,957	112,957
LLC Interests	0	0	225,000	225,000

Publicly Traded Portfolio Companies:
Preferred Stock	$0	$0	$2,220,511	$2,220,511
Common Stock	52,850,858	0	6,484,475	59,335,333
Warrants	0	0	280,296	280,296
Total Investments:	$52,850,858	$0	$45,195,782	$98,046,640

Other Financial Instruments:
Rights to Payments	$0	$0	$6,812,248	$6,812,248
Total Financial Assets:	$52,850,858	$0	$52,008,030	$104,858,888

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of September 30, 2021	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Public Comparable Adjustment (Including Non-Performance Risk)	-17.0% - 1.2% (-3.5%)
			Price Per Share	$1.53 - $5.93 ($4.21)
			Volatility	77.3% - 77.9% (77.8%)
Preferred Stock	$20,673,914	Hybrid Approach	Time to Exit / Cash Flows (Years)	4.8 - 5.0 (5.0)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (0.0%)
			Price Per Share	$0.21 - $1.30 ($0.58)
			Public Comparable Adjustment (Including Non-Performance Risk)	-75.0% - 0.0% (-31.7%)
			Volatility	78.7% - 103.4% (87.6%)
Preferred Stock	7,458,903	Income Approach	Time to Exit / Cash Flows (Years)	2.0 - 5.0 (4.5)
			Public Comparable Adjustment (Including Non-Performance Risk)	71.6% (71.6%)
			Discount for Lack of Marketability	0.0% (0.0%)
Preferred Stock	2,851,025	Market Approach	Price Per Share	$1.17 ($1.17)
Bridge Notes	1,214	Income Approach	Estimated Value to Cost Ratio at Payout	0.00 - 0.02 (0.02)
Bridge Notes	100,000	Market Approach	Estimated Value to Cost Ratio at Payout	1.00 (1.00)
			Public Comparable Adjustment (Including Non-Performance Risk)	-75.0% - -25.0% (0.0%)
			Volatility	81.3% - 87.5% (81.6%)
			Time to Exit (Years)	5.0 (5.0)
Common Stock	589,693	Income Approach	Price Per Share	$0.00 - $0.48 ($0.47)
			Probability of Successful SPAC Merger Transaction	67% (67%)
			Volatility	30.0% (30.0%)
			Time to Exit/Lapse of Restrictions (Years)	0.1 - 2.3 (2.2)
			Discount for Lack of Marketability	0.0% - 10.3% (10.3%)
Common Stock	12,902,780	Market Approach	Price Per Share	$0.01 - $9.28 ($9.16)
			Price Per Share	$0.00 - $2.88 ($0.86)
			Volatility	56.0% - 117.2% (69.6%)
Warrants	393,253	Income Approach	Time to Exit (Years)	3.4 - 6.9 (5.1)
LLC Interests	225,000	Market Approach	Bid/Ask	$150,000-$300,000 ($225,000)
			Probability of Achieving Independent Milestones	3.4% - 75.0% (45.4%)
			Probability of Achieving Dependent Milestones	0.0% - 14.1% (2.1%)
Rights to Payments	6,812,248	Income Approach	Time to Cash Flows (Years)	0.5 - 21.3 (13.7)
Total	$52,008,030

(a) Weighted average based on fair value at September 30, 2021.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes, Common Stock and Common Units

Preferred stock, preferred units, LLC interests, bridge notes, common stock and common units are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants held in our portfolio unless there is a publicly traded active market for such warrants or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes, Common Stock and Common Units."

Rights to Payments

Rights to payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from the acquisition of Petra Pharma Corporation by an undisclosed acquirer unrelated to the Company. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

During the period ended September 30, 2021, the following changes in valuation methodology occurred since December 31, 2020:

•We changed the valuation methodology of our securities of AgBiome, LLC, D-Wave Systems, Inc. and Nanosys, Inc., from the income approach to the hybrid approach to reflect financing and business related inputs.
•We changed the valuation methodology of our securities of Seaport Diagnostics, Inc., from the hybrid approach to the income approach to reflect business related inputs.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of September 30, 2021.

Industry	Value as of September 30, 2021	% of Net Assets	Value as of September 30, 2021	% of Net Assets
Advertising			$4,120,058	3.8%
Unaffiliated Portfolio Companies	$4,120,058	3.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Application Software			9,044,422	8.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	9,044,422	8.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			225,000	0.2%
Unaffiliated Portfolio Companies	225,000	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			409,419	0.4%
Unaffiliated Portfolio Companies	409,419	0.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Building Products			1,760,375	1.6%
Unaffiliated Portfolio Companies	1,760,375	1.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			2,434,174	2.3%
Unaffiliated Portfolio Companies	2,434,174	2.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			12,341,965	11.5%
Unaffiliated Portfolio Companies	12,341,965	11.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,617,114	1.5%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,617,114	1.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Services			1,195,961	1.1%
Unaffiliated Portfolio Companies	1,195,961	1.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			2,454,616	2.3%
Unaffiliated Portfolio Companies	1,154,451	1.1%
Non-Controlled Affiliated Portfolio Companies	1,300,165	1.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			8,563,606	8.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	8,563,606	8.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2021	% of Net Assets	Value as of September 30, 2021	% of Net Assets
IT Consulting & Other Services			$2,090,006	1.9%
Unaffiliated Portfolio Companies	$2,090,006	1.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Life Sciences Tools & Services			3,098,128	2.9%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	3,098,128	2.9%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			7,463,352	6.9%
Unaffiliated Portfolio Companies	7,463,352	6.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			630,514	0.6%
Unaffiliated Portfolio Companies	630,514	0.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			8,928,687	8.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	8,928,687	8.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			2,140,649.00	2.0%
Unaffiliated Portfolio Companies	2,140,649	2.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			3,749,703.00	3.5%
Unaffiliated Portfolio Companies	3,749,703	3.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialized Finance			6,450,692	6.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	6,450,692	6.0%
Steel			3,551,287	3.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	3,551,287	3.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			12,832,787	11.9%
Unaffiliated Portfolio Companies	12,832,787	11.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Trading Companies & Distributors			6,753,032	6.3%
Unaffiliated Portfolio Companies	6,753,032	6.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2021	% of Net Assets	Value as of September 30, 2021	% of Net Assets
Miscellaneous Common Stocks Industries			$3,003,341	2.8%
Unaffiliated Portfolio Companies	$3,003,341	2.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$104,858,888		$104,858,888

NOTE 4. DERIVATIVES

The following table presents the effect of derivatives held during the period ended September 30, 2021, along with the respective location in the consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28	Investments	$112,957	--	--

Warrants for the purchase of Series A-3 Preferred Stock of NanoTerra, Inc. expiring 11/15/22	Investments	0	--	--

Warrants for the purchase of Common Stock of OpGen, Inc. expiring 2/17/25	Investments	1	--	--

Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26	Investments	280,295	--	--

CONSOLIDATED STATEMENT OF OPERATIONS:

Derivatives	Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Warrants for the purchase of Common Stock of Alta Equipment Group, Inc. expiring 4/8/24[1]	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	$0	$(299,250)

Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	103

Warrants for the purchase of Common Stock of NanoTerra, Inc. expired 2/22/21	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	(69,168)	69,168

Warrants for the purchase of Series A-3 Preferred Stock of NanoTerra, Inc. expiring 11/15/22	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	0

Warrants for the purchase of Common Stock of OpGen, Inc. expiring 2/17/25	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	(2)

Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	55,446

Stock Options for the purchase of Common Stock of Synacor, Inc. expiring 2/28/29 and 5/16/29	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	31,400	(44,127)

Restricted Stock Units of Synacor, Inc.	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	86,486	(69,683)
1 The warrants for Alta Equipment Group, Inc., were exchanged for shares of Common Stock in April 2021.

NOTE 5. COMMITMENTS AND CONTINGENCIES

As of September 30, 2021, the Company does not have any commitment or contingencies to invest additional capital in any of its other portfolio companies. Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 6. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2020	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2021
CONTROLLED AFFILIATED PRIVATELY HELD SECURITIES (E):
LS180 Acquisition Holdings, LLC	Common Units	$0	$0	$0	$13,000	$0	$0	$13,000
	Promissory Note	0	0	0	100,000	0	0	100,000
Parabellum Acquisition Holdings, LLC	Common Units	$0	$0	$0	$6,337,692	$0	$3,620,046	$6,337,692
Total Non-Controlled Affiliated Privately Held Securities		$0	$0	$0	$6,450,692	$0	$3,620,046	$6,450,692
NON-CONTROLLED AFFILIATED PRIVATELY HELD SECURITIES (F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$(435,000)	$28,691	$0	$(28,691)	$406,309	$0
	Series B Convertible Preferred Stock	0	(1,217,644)	343,821	0	(343,821)	873,823	0
	Secured Convertible Bridge Note (G)	(47,161)	(125,000)	172,161	0	(172,161)	0	0
Accelerator IV-New York Corporation	Series A Common Stock	$0	$579,955	$669,010	$0	$(669,010)	$(669,010)	$0
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$(750,000)	$0	$0	$0	$750,000	$0
	Series A-1 Convertible Preferred Stock	0	(890,000)	0	0	0	890,000	0
	Series A-2 Convertible Preferred Stock	0	(2,445,000)	0	0	0	2,445,000	0
	Series B-1 Convertible Preferred Stock	0	(1,169,561)	0	0	0	1,169,561	0
	Series C Convertible Preferred Stock	0	(1,171,316)	0	0	0	1,171,316	0
	Secured Convertible Bridge Notes (H)	348,592	(824,720)	836,798	0	(836,798)	607,571	0
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$885,465	$25,380	$0	$25,380	$910,845
	Series Seed-2 Convertible Preferred Stock	0	0	315,884	8,661	0	8,661	324,545
	Series A-2 Convertible Preferred Stock	0	0	376,990	4,734	0	4,734	381,724

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2020	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2021
NON-CONTROLLED AFFILIATED PRIVATELY HELD SECURITIES (F):
Essential Health Solutions, Inc.	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series A Convertible Preferred Stock	0	0	327,907	0	(303,375)	(303,375)	24,532
	Convertible Bridge Note (G)	(8,154)	0	11,196	0	(9,982)	(9,982)	1,214
HALE.life Corporation	Common Stock	$0	$0	$111,747	$0	$(81,256)	$(81,256)	$30,491
	Series Seed-1 Convertible Preferred Stock	0	0	1,632,048	0	(1,065,575)	(1,065,575)	566,473
	Series Seed-2 Convertible Preferred Stock	0	0	1,892,116	0	(1,214,661)	(1,214,661)	677,455
TARA Biosystems, Inc.	Common Stock	$0	$0	$552,902	$6,300	$0	$6,300	$559,202
	Series A Convertible Preferred Stock	0	0	2,444,684	15,911	0	15,911	2,460,595
	Series A-2 Convertible Preferred Stock	0	0	77,881	450	0	450	78,331
Total Non-Controlled Affiliated Privately Held Securities		$293,277	$(8,448,286)	$10,679,301	$61,436	$(4,725,330)	$5,031,157	$6,015,407
NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES (F):
Potbelly Corporation	Common Stock	$0	$605,785	$5,579,636	$3,068,756	$0	$3,040,890	$8,648,392
	Warrants for Common Stock	0	0	0	280,295	0	55,446	280,295
Synacor, Inc.	Common Stock	$0	$(672,175)	$2,372,710	$0	$(2,372,710)	$2,146,801	$0
	Stock Options	0	31,400	44,127	0	(44,127)	(44,127)	0
	Restricted Stock Units	0	86,486	69,683	0	(69,683)	(69,683)	0
Synalloy Corp	Common Stock	$0	$0	$775,788	$2,775,499	$0	$638,011	$3,551,287
Synchronoss Technologies, Inc.	Common Stock	$0	$123,079	$1,371,883	$7,672,539	$0	$(1,561,908)	$9,044,422
TheMaven, Inc.	Series H Convertible Preferred Stock	$0	$0	$2,307,912	$0	$(87,401)	$(87,401)	$2,220,511
	Common Stock	0	0	6,592,764	0	(249,669)	(249,669)	6,343,095
Total Non- Controlled Affiliated Publicly Traded Securities		$0	$174,575	$19,114,503	$13,797,089	$(2,823,590)	$3,868,360	$30,088,002
Total Controlled Affiliated Privately Held, Non- Controlled Affiliated Privately Held, and Publicly Traded Securities		$293,277	$(8,273,711)	$29,793,804	$20,309,217	$(7,548,920)	$12,519,563	$42,554,101

(A)Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of September 30, 2021.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended September 30, 2021.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Controlled Affiliated" is defined as investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(F)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)Debt security is on non-accural status as of January 1, 2021, and therefore, is considered non-income producing as of the period ended. All interest income recorded in prior periods was reversed.

(H)Debt security was initially on non-accrual status as of April 1, 2018 through March 31, 2021. As of April 1, 2021, the debt security was considered to be income producing and interest income was accrued during the period starting April 1, 2018 through the period of liquidation.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
CONTROLLED AFFILIATED SECURITIES
PRIVATELY HELD SECURITIES
LS180 Acquisition Holdings, LLC		Specialized Finance
Common Units (acquired 4/13/21)	(M) (L3)		1,300,000	$13,000	$13,000
Unsecured Promissory Note, 0% (acquired 5/10/21, maturing 12/31/21)	(M) (L3)		$50,000	50,000	50,000
Unsecured Promissory Note, 0% (acquired 9/7/21, maturing 12/31/21)	(M) (L3)		$50,000	50,000	50,000
				$113,000	$113,000
Parabellum Acquisition Holdings, LLC		Specialized Finance
Common Units (acquired 4/22/21)	(M) (L3)		693,151	$2,717,646	$6,337,692
Total Controlled Affiliated Privately Held Securities (6.0%)				$2,830,646	$6,450,692

NON-CONTROLLED AFFILIATED SECURITIES
PRIVATELY HELD SECURITIES
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$910,845
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	324,545
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	381,724
				$2,100,000	$1,617,114
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$0
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	24,532
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	1,214
				$2,800,020	$25,746
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$30,491
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	566,473
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	677,455
				$4,396,930	$1,274,419

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$559,202
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,460,595
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	78,331
				$2,645,513	$3,098,128
Total Non-Controlled Affiliated Privately Held Securities (5.6%)				$11,942,463	$6,015,407

NON-CONTROLLED AFFILIATED SECURITIES
PUBLICLY TRADED SECURITIES
Potbelly Corporation		Restaurants
Common Stock (acquired 6/24/19-7/19/21)	(M) (L1)		1,275,574	$5,302,960	$8,648,392
Synalloy Corporation		Steel
Common Stock (acquired 12/7/20-5/25/21)	(M) (L1)		323,138	$2,795,173	$3,551,287
Synchronoss Technologies, Inc.		Application Software
Common Stock (acquired 7/17/20-9/30/21)	(M) (L1)		3,768,509	$10,104,224	$9,044,422
TheMaven, Inc.		Interactive Media & Services
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L3)		1,320	$2,000,000	$2,220,511
Common Stock (acquired 12/18/20)	(M) (L3)		11,429,000	6,000,000	6,343,095
				$8,000,000	$8,563,606
Total Non-Controlled Affiliated Publicly Traded Securities (27.7%)				$26,202,357	$29,807,707
DERIVATIVES
Potbelly Corporation		Restaurants
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$280,295
Total Non-Controlled Affiliated Derivatives (0.3%)				$224,849	$280,295
Total Non-Controlled Affiliated Privately Held Securities, Publicly Traded Securities and Derivatives (33.6%)				$38,369,669	$36,103,409
Total Controlled Affiliated Privately Held, Non-Controlled Affiliated Privately Held and Publicly Traded Securities and Derivatives (39.6%)				$41,200,315	$42,554,101

SIGNATURES

    The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: 180 Degree Capital Corp.

By:	/s/ Daniel B. Wolfe
Name:	Daniel B. Wolfe
Title:	President and Chief Financial Officer

Date:	November 9, 2021